SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): AUGUST 29, 2001
                                                          ---------------


                           DELTA FINANCIAL CORPORATION
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


       DELAWARE                1-12109              11-33336165
       --------                -------              -----------
    (State or other     (Commission File Number)  (IRS Employer ID Number)
    jurisdiction of
     incorporation)



     1000 WOODBURY ROAD, SUITE 200, WOODBURY, NEW YORK      11797-9003
     -------------------------------------------------      ----------
         (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code: (516) 364-8500
                                                           --------------



                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.
         ------------

   On August 28, 2001, Delta Financial Corporation (the "Company") consummated the exchange offer (the "Exchange Offer") of its $150 million aggregate principal amount of 9 1/2% Senior Secured Notes due 2004 and 9 1/2% Senior Notes due 2004 (collectively, the "Notes") for:

|X|  shares of the  Company's  newly  issued  preferred  stock;
|X| voting LLC membership interests in Delta Funding ResidualExchange Company, LLC (the "LLC"), a newly formed entity, to which the Company will transfer mortgage-related securities; and
|X| shares of common stock of a newly formed corporation, Delta Funding Residual Management, Inc., which will manage the mortgage-related assets held by the LLC for the benefit of the noteholders.

   The Exchange Offer expired on August 23, 2001 at 5:00 p.m. New York City time. Holders of approximately $139.2 million in principal amount of the Notes exchanged their Notes for the preferred stock, voting LLC membership interests and common stock. The LLC will promptly issue and/or deliver certificates evidencing such securities to the record holders of the Notes who participated in the Exchange Offer.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements

      None.

(b) Pro Forma Financial Statements

      None.

(c) Exhibits

EXHIBIT NO.     EXHIBIT
-----------     -------
99.1       Press release issued August 23, 2001
99.2       Press release issued August 29, 2001

                          SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DELTA FINANCIAL CORPORATION

                                    By: /S/ MARC E. MILLER
                                        ------------------
                                    Name: Marc E. Miller
                                    Title: Senior Vice President and Secretary

Dated: August 29, 2001

DELTA FINANCIAL CORPORATION ANNOUNCES SUCCESSFUL EXCHANGE OFFER, 08/23/01

Exhibit 99.1

News Announcement

FOR MORE INFORMATION CONTACT:

Richard Blass
Executive Vice President & CFO
Delta Financial Corporation
516/364-8500
http://www.deltafinancial.com


                      DELTA FINANCIAL CORPORATION ANNOUNCES
               SUCCESSFUL CONSUMMATION OF ITS DEBT EXCHANGE OFFER

WOODBURY, NY - August 23, 2001 - Delta Financial Corporation (OTCBB: DLTO) today announced that it has been informed by U.S. Bank Trust National Association, the exchange agent for the exchange offer and consent solicitation, that the holders of approximately $138.1 million in principal amount of Delta's 9 1/2% Senior Secured Notes due 2004, and $1.1 million in principal amount of Delta's 9 1/2% Senior Notes due 2004 (collectively, the "Notes"), have tendered and not withdrawn their Notes and consents in connection with the offer to exchange the Notes for membership interests in a newly formed LLC, to which the Company will transfer all of the mortgage-related securities currently securing the senior secured notes, shares of common stock of a newly formed management entity, and the Company's newly-issued preferred stock. This represents approximately 92.8% of the $150 million aggregate principal amount of the Notes outstanding prior to the exchange offer.

      The Company anticipates closing the exchange offer within the next several days, at which point the $139.2 million of the Notes tendered will be extinguished, leaving $10.8 million of the Notes outstanding. The Company further anticipates that all ratings agencies currently rating the Notes will withdraw their ratings on the remaining Notes outstanding following the close of the exchange offer. "I am encouraged about the future of the Company. With the successful response to the exchange offer that will extinguish substantially all our long-term debt, following our successful transfer of servicing, senior management can now focus its time and efforts on improving and growing our mortgage banking business," said Hugh Miller, President and Chief Executive Officer.

      Founded in 1982, Delta Financial Corporation is a Woodbury, New York-based specialty consumer finance company engaged in originating, securitizing and selling (and until May 2001, servicing) non-conforming home equity loans. Delta's loans are primarily secured by first mortgages on one- to four-family residential properties. Delta originates home equity loans primarily in 20 states. Loans are originated through a network of approximately 1,500 brokers and the Company's retail offices. Prior to July 1, 2000, loans were also purchased through a network of approximately 120 correspondents. Since 1991, Delta has sold approximately $6.7 billion of its mortgages through 29 AAA rated securitizations. At March 31, 2001, Delta's servicing portfolio was approximately $3.1 billion.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this press release, which are not historical fact, may be deemed to be "forward-looking" statements under federal securities laws that involve risk and uncertainties. There are many important factors that could cause Delta Financial Corporation and its subsidiaries' actual results to differ materially from those indicated in the forward-looking statements. Such factors include, but are not limited to the Company's ability or inability to consummate all facets of its debt restructuring, including without limitation, the exchange offer; the availability of funding at favorable terms and conditions, including without limitation, warehouse, residual and other credit facilities; the Company's ability or inability to continue to access the securitization and whole loan markets at favorable terms and conditions; costs associated with litigation, the Company's regulatory settlements with state and federal agencies and other regulatory compliance matters and changes (legislative or otherwise) affecting mortgage lending activities and the real estate market; competition, loan losses, loan prepayment rates, delinquency and default rates, general economic conditions, including interest rate risk, future residential real estate values, demand for Delta Financial Corporation and its subsidiaries' services, and other risks identified in Delta Financial Corporation's Securities and Exchange Commission filings.

                                   # # # # #

DELTA FINANCIAL CORPORATION ANNOUNCES EXTINGUISHMENT OF SUBSTANTIALLY ALL LONG-TERM DEBT, 08/29/01

Exhibit 99.2

News Announcement

FOR MORE INFORMATION CONTACT:

Richard Blass
Executive Vice President & CFO
Delta Financial Corporation
516/364-8500
http://www.deltafinancial.com


                      DELTA FINANCIAL CORPORATION ANNOUNCES
               EXTINGUISHMENT OF SUBSTANTIALLY ALL LONG-TERM DEBT

WOODBURY, NY - August 29, 2001 - Delta Financial Corporation (OTCBB: DLTO) today announced that it has extinguished $139.2 million of long-term debt with the successful close of its exchange offer. In the exchange offer, the holders of approximately $138.0 million in principal amount of Delta's 9 1/2% Senior Secured Notes due 2004, and $1.1 million in principal amount of Delta's 9 1/2% Senior Notes due 2004 (collectively, the "Notes") exchanged their Notes for membership interests in a newly formed LLC, to which the Company transferred all of the mortgage-related securities previously securing the senior secured notes, shares of common stock of a newly formed management entity, and shares of the Company's newly-issued preferred stock having an aggregate preference amount of $13.9 million. With the closing of the exchange offer, the Company has now paid the interest coupon payment, which was due August 1, 2001, on the approximately $10.8 million of Notes that remain outstanding. The Company had until August 30, 2001 to make this payment in order to avoid a default on the Notes, and is now in full compliance of the indentures governing the Notes.

      The Company has been advised by Moody's Investor Services and Fitch IBCA that each ratings agency intends to withdraw its ratings on the remaining Notes in the near future. "I am pleased that almost 93% of our Noteholders tendered in the exchange offer, extinguishing nearly $140 million of our long-term debt. This is a major step forward in our continuing efforts to return to profitability and positive cash flow," said Hugh Miller, President and Chief Executive Officer.

      Founded in 1982, Delta Financial Corporation is a Woodbury, New York-based specialty consumer finance company engaged in originating, securitizing and selling (and until May 2001, servicing) non-conforming home equity loans. Delta's loans are primarily secured by first mortgages on one- to four-family residential properties. Delta originates home equity loans primarily in 20 states. Loans are originated through a network of approximately 1,500 brokers and the Company's retail offices. Prior to July 1, 2000, loans were also purchased through a network of approximately 120 correspondents. Since 1991, Delta has sold approximately $6.7 billion of its mortgages through 29 AAA rated securitizations. At March 31, 2001, Delta's servicing portfolio was approximately $3.1 billion.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this press release, which are not historical fact, may be deemed to be "forward-looking" statements under federal securities laws that involve risk and uncertainties. There are many important factors that could cause Delta Financial Corporation and its subsidiaries' actual results to differ materially from those indicated in the forward-looking statements. Such factors include, but are not limited to the Company's ability or inability to consummate all facets of its debt restructuring, including without limitation, the exchange offer; the availability of funding at favorable terms and conditions, including without limitation, warehouse, residual and other credit facilities; the Company's ability or inability to continue to access the securitization and whole loan markets at favorable terms and conditions; costs associated with litigation, the Company's regulatory settlements with state and federal agencies and other regulatory compliance matters and changes (legislative or otherwise) affecting mortgage lending activities and the real estate market; competition, loan losses, loan prepayment rates, delinquency and default rates, general economic conditions, including interest rate risk, future residential real estate values, demand for Delta Financial Corporation and its subsidiaries' services, and other risks identified in Delta Financial Corporation's Securities and Exchange Commission filings.


                                   # # # # #